UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

April 4, 2006

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)

Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)

Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

America West Airlines, Inc.
(Commission file number: 0-12337)
(Exact Name of Registrant as specified in its charter)

Delaware	86-0418245
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

4000 East Sky Harbor Blvd., Phoenix, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Officer Indemnification Agreements

     On April 4, 2006, the board of directors of US Airways Group, Inc. (the "Company") approved the form of Indemnity Agreement for the officers of the Company, US Airways, Inc. ("US Airways"), America West Holdings Corporation ("America West Holdings"), America West Airlines, Inc. ("AWA"), the President of Piedmont Airlines, Inc. ("Piedmont"), and the President of PSA Airlines, Inc. ("PSA"), and authorized the Company to enter into the Indemnity Agreement with each such officer, effective as of April 10, 2006. The terms of the Indemnity Agreement are the same for each officer. Set forth below are the material terms of the Indemnity Agreement. For the purposes of the Indemnity Agreement, the "Company" is defined to include US Airways Group, Inc. and each of its subsidiaries, and affiliates, including US Airways, America West Holdings, AWA, Piedmont and PSA.

     Indemnity in Third Party Proceedings. The Indemnity Agreement provides that the Company agrees to indemnify the officers against all expenses, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement (including all interest, assessments, and other charges paid or payable in connection with or in respect of such expenses) actually and reasonably incurred by or for the officer in connection with any proceeding (other than a proceeding by or in the right of the Company to procure a judgment in its favor), or any claim, issue or matter therein, but only if the officer acted in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding had no reasonable cause to believe that his or her conduct was unlawful.

     Indemnification in Proceedings By or In the Right of the Company. For proceedings by or in the right of the Company, the Company agrees to indemnify the officers against all expenses actually and reasonably incurred by or for them only if the officer acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for expenses will be made, however, in respect of any claim, issue or matter as to which the officer has been adjudged to be liable to the Company, unless and only to the extent that the court in which such proceeding was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, the officer is fairly and reasonably entitled to indemnity for such expenses which the court deems proper.

     Indemnification of Expenses of Successful Party. To the extent that an officer has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter therein, the Company agrees to indemnify the officer against all expenses actually and reasonably incurred by the officer in connection therewith.

     Advances of Expenses. At the written request of an officer, the expenses incurred by the officer in any proceeding will be paid by the Company (within two business days of such request) in advance of the final disposition of the proceeding, if the officer undertakes in writing to repay such amount to the extent that it is ultimately determined that the officer is not entitled to indemnification. The Company's obligation to advance expenses, however, is not qualified or conditioned in any manner by the Company on the officer's ability to reimburse the Company. Furthermore, if the officer has commenced or commences legal proceedings in a court of competent jurisdiction to secure a determination that the officer should be indemnified under applicable law, any determination made by that court that the officer would not be permitted to be indemnified under applicable law will not be binding and the officer will not be required to reimburse the Company for any advanced expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal have been exhausted or lapsed).

     Limitations on Indemnification. No payment pursuant to the Indemnity Agreement will be made by the Company:

(a)     To indemnify the officer for any expenses, judgments, fines or penalties sustained in any proceeding for which payment is actually made to the officer (under a valid and collectible insurance policy, by-law, contract, agreement or otherwise), except in respect of any excess beyond the amount of payment under such insurance;

(b)     To indemnify the officer for any expenses, judgments, fines or penalties sustained in any proceeding for an accounting of profits made from the purchase or sales by the individual of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations thereunder and amendments thereto or similar provisions of any federal, state or local statutory law;

(c)     To indemnify the officer for any expenses, judgments, fines or penalties resulting from the officer's conduct which is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest; or

(d)     If a court of competent jurisdiction finally determines that such payment is unlawful.

     Maintenance of Liability Insurance. The Company agrees that, as long as an officer continues to serve as an officer and/or director of the Company and thereafter as long as the officer may be subject to any proceeding, the Company will maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers. In all D&O Insurance policies, the officer will be named as an insured in such a manner as to provide the officer the same rights and benefits as are accorded to the most favorably insured of the Company's officers or directors. Notwithstanding the foregoing, but subject to the terms of the Agreement and Plan of Merger, dated as of May 19, 2005, as amended, among the Company, America West Holdings Corporation and Barbell Acquisition Corp., the Company will have no obligation to obtain or maintain the D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or the officer is covered by similar insurance maintained by a subsidiary of the Company.

     This description of the Indemnity Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Employment Agreement and Performance Award Payment for Alan W. Crellin

     On April 4, 2006, the Company entered into an amendment to the employment agreement with Alan W. Crellin dated as of September 27, 2005. The amendment provides for the waiver of Mr. Crellin's right, as set forth in his employment agreement to participate in the US Airways Funded Executive Defined Contribution Plan (the "Funded EDCP") and the corresponding termination of his participation in the plan. In consideration of this waiver and termination, the amendment provides that Mr. Crellin will receive a payment of $1,193,254 in full satisfaction of the benefits to which he was entitled under the Funded EDCP. The amendment also provides that Mr. Crellin will no longer be entitled to receive certain past vacation accruals and lifetime medical benefits, and that he will receive lump sum payments of $80,770 and $70,180 in exchange for those accruals and benefits, respectively.

     This description of the amendment is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

     In addition, on April 4, 2006, the Compensation and Human Resources Committee of the board of directors of the Company approved a performance award of $240,000 to Mr. Crellin. This award was granted in connection with the approval by the Compensation and Human Resources Committee of performance awards for certain pre-merger US Airways employees who would not have received any incentive awards under the historical US Airways incentive plan as a result of the bankruptcy proceedings and who were not otherwise entitled to an incentive award under the America West Holdings annual incentive plan.

Item 1.02     Termination of Material Definitive Agreement

     On April 4, 2006, the board of directors of the Company, upon the recommendation of the Compensation and Human Resources Committee, determined to terminate the Funded EDCP, effective April 4, 2006. The Funded EDCP was designed to provide a contribution to each participant each year, the amount of which was individually determined based upon age, service and projected earnings (including target annual incentive award) such that the annual contribution to the Funded EDCP and an assumed 8% investment return would achieve a target annual benefit of 40% of final average earnings (based on total cash compensation) at normal retirement age (age 62) when combined with the executive's benefits under the tax-qualified retirement plans maintained by US Airways. The annual contribution to the terminated Funded EDCP could not exceed 64% of the executive's earnings for the year. Upon termination of an executive on or after the occurrence of a change in control (as defined in the Funded EDCP), US Airways was required to make an additional contribution or allocation to the Funded EDCP for the year in which the termination of employment occured, in the amount equal to the allocations that US Airways would have had to make during the years for which US Airways would be required to continue to provide such benefits under the executive's employment agreement or severance agreement. Participants in the Funded EDCP did not receive employer contributions under the tax-qualified retirement plans sponsored by US Airways (including the 401(k) and money purchase pension plans) or under any other nonqualified defined contribution plans.

     Based on the initial plan design, Mr. Crellin was entitled to a benefit based upon three years of credited service for each of the first five years of service (beginning on date of hire), and thereafter two years of credited service for each actual year of service up to a maximum of 30 years of credited service. Contributions and allocations are fully vested. Eighty percent (80%) of the target benefit amount was calculated under the terminated Funded EDCP and reduced to present value based on actuarial assumptions under that plan, which amount, less the maximum amount of 401(k) contributions permitted for the year, was contributed to a secular trust on a monthly basis, subject to certain limitations on the total amount that can be contributed on an annual basis. Participants also received a payment to cover any income tax liabilities incurred in connection with the contributions to the secular trust. The remainder of the target benefit amount is unfunded and is credited to an account with an assumed annual 8% rate of return pursuant to the US Airways Unfunded Executive Defined Contribution Plan (the "Unfunded EDCP"). Under a letter agreement entered into with Mr. Crellin on October 20, 2004, contributions under the Funded EDCP and the Unfunded EDCP after October 11, 2004 were subject to a 25% reduction. In connection with the termination of the Funded EDCP, Mr. Crellin received a lump sum payment of $1,193,254 in April 2006 in settlement of his benefits under the Funded EDCP. He also received a gross-up of $213,524 for tax liability related to the payment.

     This description of the Funded EDCP is qualified in its entirety by reference to the full text of the plan and its amendments, copies of which are attached hereto as Exhibit 10.3 through 10.6 and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

The following exhibits are filed with this report.

Exhibit No.	Description
10.1	Form of Indemnity Agreement (filed as Exhibit 10.1 to US Airways Group, Inc.'s Current Report on Form 8-K on October 6, 2005 and incorporated herein by reference).
10.2	Amendment dated as of April 4, 2006 to Employment Agreement, dated as of September 27, 2005, between US Airways Group, Inc. and Alan W. Crellin
10.3	US Airways, Inc. Funded Executive Defined Contribution Plan (incorporated by reference to Exhibit 10.1 to US Airways, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003).
10.4

First Amendment to the US Airways, Inc. Funded Executive Defined Contribution Plan dated January 26, 2004 (incorporated by reference to Exhibit 10.4 to US Airways, Inc.'s Quarterly Report for the quarter ended June 30, 2004).

10.5

Second Amendment to the US Airways, Inc. Funded Executive Defined Contribution Plan (incorporated by reference to Exhibit 10.5 to US Airways, Inc.'s Quarterly Report for the quarter ended June 30, 2004).

10.6

Third Amendment to the US Airways, Inc. Funded Executive Defined Contribution Plan (incorporated by reference to Exhibit 10.6 to US Airways, Inc.'s Quarterly Report for the quarter ended June 30, 2004).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (REGISTRANT)
Date: April 10, 2006	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer
US Airways, Inc. (REGISTRANT)
Date: April 10, 2006	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer
America West Airlines, Inc. (REGISTRANT)
Date: April 10, 2006	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
10.1	Form of Indemnity Agreement (filed as Exhibit 10.1 to US Airways Group, Inc.'s Current Report on Form 8-K on October 6, 2005 and incorporated herein by reference).
10.2	Amendment dated as of April 4, 2006 to Employment Agreement, dated as of September 27, 2005, between US Airways Group, Inc. and Alan W. Crellin
10.3	US Airways, Inc. Funded Executive Defined Contribution Plan (incorporated by reference to Exhibit 10.1 to US Airways, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003).
10.4

First Amendment to the US Airways, Inc. Funded Executive Defined Contribution Plan dated January 26, 2004 (incorporated by reference to Exhibit 10.4 to US Airways, Inc.'s Quarterly Report for the quarter ended June 30, 2004).

10.5

Second Amendment to the US Airways, Inc. Funded Executive Defined Contribution Plan (incorporated by reference to Exhibit 10.5 to US Airways, Inc.'s Quarterly Report for the quarter ended June 30, 2004).

10.6

Third Amendment to the US Airways, Inc. Funded Executive Defined Contribution Plan (incorporated by reference to Exhibit 10.6 to US Airways, Inc.'s Quarterly Report for the quarter ended June 30, 2004).